                                                                    Exhibit 4.26

                                                                  EXECUTION COPY

               WAIVER AND CONSENT TO THE STANDSTILL AGREEMENT AND
                             INTERCREDITOR AGREEMENT

          WAIVER AND CONSENT TO THE STANDSTILL AGREEMENT AND INTERCREDITOR AGREEMENT, dated as of April 10, 2003 (this "Waiver and Consent"), to the Standstill Agreement and Fifth Amendment to the Credit Agreement dated as of April 15, 2002 (as amended, supplemented or otherwise modified from time to time, the "Standstill Agreement") and the Intercreditor Agreement, among the Borrowing Subsidiaries signatories thereto, the Foreign Subsidiary Guarantors signatories thereto, GNB Battery Technologies Japan, Inc., (GNB Battery Technologies Japan, Inc., together with the Borrowing Subsidiaries and the Foreign Subsidiary Guarantors, the "Standstill Parties"), the Standstill Lenders (as defined in the Credit Agreement), Credit Suisse First Boston, as administrative agent (in such capacity, the "Administrative Agent") for the Standstill Lenders, and others.

                             PRELIMINARY STATEMENTS

          (1) The Company has requested that the DIP Lenders amend and waive compliance with certain provisions of the Post-Petition Credit Agreement, including amendments and waivers of certain of the Cross Referenced Covenants incorporated by reference in the Standstill Agreement and that certain transactions be permitted as more particularly set forth herein.

          (2) The Standstill Parties have requested that the Standstill Lenders permit certain transactions as requested by the Standstill Parties. The Standstill Lenders are willing to consent to such transactions upon and subject to the terms and conditions hereinafter set forth.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Unless otherwise specified, terms defined in the Standstill Agreement or the Credit Agreement and used herein shall have the meanings given to them in the Standstill Agreement or the Credit Agreement, as applicable.

          SECTION 2. Waiver and Consent to Standstill Agreement. Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Required Standstill Lenders hereby waive the requirements of Cross-Referenced Covenants 8.1, 8.3, 8.4 and 8.6 in Section 6 of the Standstill Agreement (as such Cross-Referenced Covenants were set forth in the Post-Petition Credit Agreement as in effect prior to the Third Amendment and Waiver to the Post-Petition Credit Agreement) solely to consent to the following stock and asset sales and related transactions:

          (a) the sale for approximately EUR 15,000,000 in cash or such other consideration acceptable to the Administrative Agent in its sole discretion (i) by Deutsche Exide GmbH ("Deutsche Exide") to SAFT Participations S.A. of stock of Friemann & Wolf Batterietechnik GmbH (the "Friwo Sale"); (ii) by Electro Mercantil Industrial, S.L. of certain of its assets to SAFT Batterias, SL; and (iii) by Centra S.A. of certain of its assets to SAFT Ferak (Czech Republic);

          (b) the sale by Sociedad Espanola Del Acumulador Tudor, S.A.("SEAT") to Metalurgica de Medina SA for approximately EUR 25,000,000 in cash or such other consideration acceptable to the Administrative Agent in its sole discretion of (i) a smelter located in San Esteban de Gormaz (Soria), Spain; and
(ii) a battery breaker in Oxivolt (BonmatiGerona), Spain;

          (c) the sale by SEAT to Metalurgica de Medina SA for approximately EUR 10,000,000 in cash or such other consideration acceptable to the Administrative Agent in its sole discretion of real property in Cubas de la Sagra (Madrid), Spain;

          (d) the closures of the Sonular smelter in Azambuja, Portugal and the Cubas de la Sagra (Madrid, Spain) smelter;

          (e) a loan from EHE to Euro Exide Corporation Limited ("Euro Exide") in an amount not to exceed the Friwo Sale proceeds;

          (f) the sale by BIG Batteries Limited of the Cwmbran, Wales factory for approximately GBP 1 million; and

          (g) the sale of the receivables by Exide Automotive S.A., CMP Batterijen S.A. and Exide Technologies Nederland B.V. for participation in the European A/R Facility (as defined in the Post-Petition Credit Agreement).

provided however, that the waiver with respect to the Friwo Sale shall not be effective if, on the closing date of such transaction, Deutsche Exide has any outstanding Foreign Intercompany Loans (as defined in the Post-Petition Credit Agreement) required to be repaid with the proceeds of such transaction; provided further, that the waivers with respect to (b) and (c) above shall not be effective if, on the closing dates of such transactions, the amount of Foreign Intercompany Loans required to be repaid by SEAT with the proceeds of such transactions exceeds $12.5 million in the aggregate; provided further, that the waivers with respect to (a), (b) and (c) shall not be effective if such transactions are consummated later than 60 days, 90 days and 120 days, respectively, after the Effective Date. The Administrative Agent, in consultation with the Steering Committee, may waive the requirements of these provisos.

          SECTION 3. Waiver and Consent to Intercreditor Agreement. (a) Effective as of the Effective Date and subject to the terms and conditions set forth herein, including but not limited to clause (b) below, to the extent that Euro Exide borrows amounts based on the inclusion in the Foreign Borrowing Base of the Net Cash Proceeds of the Foreign Asset Sales (each as defined in the Intercreditor Agreement) contemplated in Section 2(a)(i) (and, upon receipt of the consent required by Section 8(c) of this Waiver and Consent, Sections 2(b) and 2(c)) of this Waiver and Consent (the amount so borrowed from time to time, the "Foreign Sales Proceeds"), the Required Standstill Lenders and the Administrative Agent hereby waive the requirements of Section 4.3(b)(ii) of the Intercreditor Agreement solely with respect to the satisfaction of the Disbursement Condition (as defined in the Intercreditor Agreement) such that, upon the Scheduled Termination Date (as defined in the Post-Petition Credit Agreement), to the extent that the DIP Lender Claims (as defined in the Post-Petition Credit Agreement) are not satisfied from the proceeds of the Collateral (as defined in the Post-Petition Credit Agreement) the Escrow Agent (as defined in the Intercreditor Agreement) may deliver to the DIP Agent an amount (the "Euro Exide Eligible Escrow Account Amount") not to exceed the Foreign Sales Proceeds for application by the DIP Agent to the DIP Lender Claims, provided that, with respect to any Foreign Sales Proceeds so delivered, the Lenders shall have the rights set forth in the Intercreditor Agreement including, without limitation,
Section 4.4 of the Intercreditor Agreement. The "Euro Exide Eligible Escrow Account Amount" as used herein shall mean, on any date of determination, the lesser of (i) the Foreign Sales Proceeds and (ii) (Term Loan Outstandings + Revolving Credit Outstandings) - (Domestic Availability + Foreign Availability) + Eligible Escrow Account Availability) (as each term is defined in the Post-Petition Credit Agreement as amended on the effective date of the Fifth Amendment and Waiver to the Credit Agreement and the Intercreditor Agreement and calculated, in the case of the Domestic Borrowing Base and the Foreign Borrowing Base, as of the date of the most recent Borrowing Base Certificate). For the avoidance of doubt, the Euro Exide Eligible Escrow Account Amount shall be zero if such calculation yields a negative number.

          (b) Notwithstanding any provision of the Post-Petition Credit Agreement, the waiver of the Disbursement Condition granted pursuant to clause
(a) above shall terminate, upon the Scheduled Termination Date (as defined in the Post-Petition Credit Agreement) to the extent that the Euro Exide Eligible Escrow Account Amount is less than or equal to zero.

          (c) Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Required Standstill Lenders and the Administrative Agent hereby waive the requirements of Section 4.1(b) of the Intercreditor Agreement so as to permit Electro Mercantil Industrial, S.L. and Centra S.A. to apply the proceeds of the sales described in Section 2(a)(ii) and (iii) above towards the DIP Lender Claims as required by Section 4.3 of the Intercreditor Agreement immediately upon receipt.

          (d) Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Post-Petition Administrative Agent hereby consents to the release by the Administrative Agent of the pledge over the shares in Friemann & Wolf Batterietechnik GmbH pursuant to Section 5.3 of the Intercreditor Agreement.

          SECTION 4. Further Waivers. Upon written request from a Standstill Party, the Administrative Agent, in consultation with the Steering Committee, may waive the requirements of the Cross-Referenced Covenants incorporated into
Section 6 of the Standstill Agreement in order to permit any transactions described in the "Proposed Fourth Amendment Issues" dated March 20, 2003, to the extent that such transaction is not specifically waived in Section 2 above. Any waiver granted pursuant to this Section 4 shall be provided to the Lenders.

          SECTION 5. Authorization for Lien Release. The Administrative Agent is hereby irrevocably authorized to release any Lien covering any Property of EHE or any of its Subsidiaries that is the subject of a Disposition that is permitted by Section 2 of this Waiver and Consent.

          SECTION 6. Release of Guarantee. The Obligations of Friemann & Wolf Batterietechnik GmbH under its Guarantee shall be released on the later of (a) the Effective Date and (b) the consummation of the sale contemplated under
Section 2(a)(i) of this Waiver and Consent.

          SECTION 7. Conditions to Effectiveness. This Waiver and Consent shall be effective on the date on which the Administrative Agent shall have signed this Waiver and Consent and all of the following conditions precedent have been satisfied (the "Effective Date"):

          (a) Certain Documents. The Administrative Agent shall have received on or before the Effective Date all of the following, each of which shall be in form and substance satisfactory to the Administrative Agent:

               (i) this Waiver and Consent, executed and delivered by (w) sufficient Standstill Lenders to constitute the Required Standstill Lenders, (x) each of the Standstill Parties (y) the Administrative Agent and (z) the Escrow Agent and the DIP Agent;

               (ii) an executed copy of the Fifth Amendment and Waiver to the Post-Petition Credit Agreement in form and substance satisfactory to the Administrative Agent (in consultation with the Steering Committee) including, without limitation, amendments to Sections 2.9(g) and 2.9(h) of the Post-Petition Credit Agreement;

               (iii) a copy of the notice delivered to ING-BHF Bank in respect of the pledge of bank account number 4382 of Deutsche Exide (the "BHF Account") in favor of the DIP Lenders and the Lenders together with evidence of such delivery and any other evidence or documents necessary to perfect the security interest in the BHF Account; and

               (iv) such additional documentation as the Administrative Agent may reasonably require.

          (b) Waiver and Consent Fee. On the Effective Date, the Standstill Parties shall have paid to each Standstill Lender that has executed and delivered this Waiver and Consent prior to the close of business on April 10, 2003, a waiver and consent fee equal to such Standstill Lender's pro rata share of $200,000 based on such Standstill Lender's outstanding Loans as of the Effective Date.

          (c) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Waiver and Consent shall be satisfactory in all respects in form and substance to the Administrative Agent; provided however, that drafts of the resolutions of the shareholder authorizing the Friwo Sale by Deutsche Exide GmbH and any dividends or other transfers related to the proceeds thereof, shall be provided to the Administrative Agent as soon as practicable, and in any event, prior to the signing of such resolutions.

          (d) No Events of Default. After giving effect to this Waiver and Consent, no Standstill Event and no default under the Intercreditor Agreement shall have occurred and be continuing, and the representations and warranties contained in the Standstill Agreement shall be correct in all material respects as though made on and as of the Effective Date.

          (e) Payment of Costs, Fees and Expenses. All accrued and unpaid fees and expenses of the Administrative Agent in connection with this Waiver and Consent including, without limitation, the unpaid fees and expenses of counsel to the Administrative Agent (including United States and local counsel in foreign jurisdictions) shall have been paid.

          SECTION 8. Covenants.

          (a) EHE and its Subsidiaries shall procure that the amount of outstanding Foreign Intercompany Loans (as defined in the Post-Petition Credit Agreement) required to be prepaid under Section 4.3 of the Intercreditor Agreement and Section 2.9(h) of the Post-Petition Credit Agreement (i) shall not exceed $12.5 million, in the case of SEAT, with respect to the proceeds of the sales contemplated under Sections 2(b) and 2(c), and (ii) in the case of Deutsche Exide, with respect to the Friwo Sale, no such Foreign Intercompany Loans shall be outstanding; provided however, that the Administrative Agent, in consultation with the Steering Committee, may waive this covenant.

          (b) EHE and its Subsidiaries shall procure that the proceeds from the stock and asset sales contemplated under Sections 2(b) and 2(c) above be deposited into an Escrow Account (as defined in the Intercreditor Agreement) (or otherwise be deposited as directed by the Administrative Agent in consultation with the Steering Committee) which shall be the subject of an assignment agreement or other documentation, in form and substance reasonably satisfactory to the Administrative Agent, necessary to evidence an effective security interest in favor of the Administrative Agent in such account.

          (c) The Foreign Borrowing Base Subsidiaries shall not request any borrowings or borrow any amounts under the Post-Petition Credit Agreement based on the proceeds from the sales described in Sections 2(b) and 2(c), unless the Administrative Agent, in consultation with the Steering Committee, consents to such borrowings in writing.

          (d) Deutsche Exide shall deposit the proceeds of the Friwo Sale into the BHF Account, which account is pledged in favor of the DIP Lenders and the Lenders. Except upon written consent of the Administrative Agent, in consultation with the Steering Committee, none of Deutsche Exide nor any other Standstill Party shall transfer, direct transfer, withdraw or otherwise make payments in any manner from the proceeds of the Friwo Sale in the BHF Account except to transfer the proceeds of the Friwo Sale to the Escrow Account promptly upon the execution of such documents as the Administrative Agent may reasonably request.

          (e) The Escrow Agent agrees that immediately upon receipt of the Friwo Sale proceeds in the Escrow Account, it shall provide written acknowledgment to the Administrative Agent that it has received such proceeds and is holding them pursuant to the terms of the Intecreditor Agreement.

          SECTION 9. Representations and Warranties. To induce the Standstill Lenders parties hereto to enter into this Waiver and Consent, each of the Standstill Parties hereby represents and warrants to the Administrative Agent and all of the Standstill Lenders the following:

          (a) The execution, delivery and performance by each Standstill Party of this Waiver and Consent and the Loan Documents to which it is a party, as waived hereby, are within such Standstill Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Standstill Party's Constituent Documents, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Standstill Party, or (iii) conflict with or result in the breach of, or constitute a default under, any Contractual Obligation, including, without limitation, the bilateral loan documents, of EHE, EHA or any of their Subsidiaries. As of the Effective Date, no Standstill Party is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is reasonably expected to have a Material Adverse Effect.

          (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required to be obtained by the Standstill Parties in connection with the execution and delivery, or performance by any Standstill Party of any of its obligations under the Waiver and Consent, the Standstill Agreement and the Intercreditor Agreement, as amended or otherwise modified hereby.

          (c) The Waiver and Consent has been duly executed and delivered by each Standstill Party, and is the legal, valid and binding obligation of such Standstill Party, enforceable against such Standstill Party in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

          (d) No Standstill Party has an existing claim against any Standstill Lender arising out of, relating to or in connection with the Loan Documents or the Intercreditor Agreement.

          (e) The security interest in the subaccount of the BHF Account which holds the proceeds from the Friwo Sale constitutes (and will at all times continue to constitute until released pursuant to the Security Documents under which it is pledged) a first ranking security interest in respect of the obligations owed to the DIP Lenders and the Lenders under the Post-Petition Credit Agreement and the Credit Agreement, respectively.

          (f) As of the Effective Date, EHE is not in breach of, or in default under, the DM Agreement, and no Foreign Subsidiary is in breach of, or in default under, any other Contractual Obligation, binding on or affecting any Foreign Subsidiary or any of their properties, where the consequence of such default is to confer rights upon any person against such Foreign Subsidiary which, if exercised, can be reasonably expected to have a Material Adverse Effect.

          (g) The representations and warranties made by each of the Standstill Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Waiver and Consent, as if made on and as of the date hereof.

          (h) Each Standstill Party hereby represents and warrants to the Standstill Lenders and the Administrative Agent that as of the date hereof, and after giving effect to the waivers contained herein, (a) no Standstill Event under the Standstill Agreement and no default under the Intercreditor Agreement shall have occurred and be continuing and (b) all of the representations and warranties of such Standstill Party contained in Section 12 of the Standstill Agreement and in any other Loan Document are, as of the date of execution hereof, true and correct in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document expressly limited to a specific date).

          SECTION 10. Reference to and Effect on the Loan Documents.

          (a) On and after the Effective Date, each reference in the Standstill Agreement or Intercreditor Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Standstill Agreement or Intercreditor Agreement, as the case may be, and each reference in the Credit Agreement and other Loan Documents to "the Standstill Agreement", "the Intercreditor Agreement", "thereunder", "thereof" or words of like import referring to the Standstill Agreement or the Intercreditor Agreement, shall mean and be a reference to the Standstill Agreement or the Intercreditor Agreement, as the case may be, as amended and otherwise modified hereby.

          (b) The Standstill Agreement, the Credit Agreement, the Intercreditor Agreement and each of the other Loan Documents, except to the extent of the waivers and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Waiver and Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Standstill Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d) This Waiver and Consent is and shall be a Loan Document.

          SECTION 11. Affirmation of Loan Documents. Each Standstill Party, in its capacity as a Guarantor or otherwise, hereby consents to the modification of the Standstill Agreement and the Intercreditor Agreement effected hereby and hereby acknowledges and agrees that the terms of this Waiver and Consent shall not affect in any way its duties, Obligations and liabilities under the Credit Agreement, including under its Guarantee, the Standstill Agreement, the Intercreditor Agreement or any other Loan Document to which it is a party, all of which duties, Obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

          SECTION 12. GOVERNING LAW. THIS WAIVER AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED

BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 13. Waiver of Jury Trial. Each of the Standstill Parties, the Administrative Agent and the Standstill Lenders irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Waiver and Consent or the actions of the Administrative Agent or any Standstill Lender in the negotiation, administration, performance or enforcement thereof.

          SECTION 14. Execution in Counterparts. This Waiver and Consent may be executed by one or more of the parties to this Waiver and Consent in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Waiver and Consent by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Waiver and Consent.

          SECTION 15. Costs and Expenses. EHE hereby agrees to pay, and each of the other Foreign Subsidiary Guarantors guarantees payment (subject to the exceptions set forth in Schedule 10.1 of the Credit Agreement) of, all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Waiver and Consent, including, without limitation, the fees and expenses of the Administrative Agent's counsel (including local counsel in foreign jurisdictions) and financial advisor and the out-of-pocket expenses of the Steering Committee (in each case, whether incurred prior to or after the Effective Date).

         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   EXIDE HOLDING EUROPE S.A.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Chairman


                                   COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EURO EXIDE CORPORATION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TUDOR A.B.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement


                                   EXIDE HOLDING EUROPE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: President


                                   EURO EXIDE CORPORATION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TUDOR A.B.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   EXIDE HOLDING EUROPE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EURO EXIDE CORPORATION LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TUDOR A.B.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   EXIDE HOLDING EUROPE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EURO EXIDE CORPORATION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.


                                   By: /s/ Jesus Lopez Brea
                                       -----------------------------------------
                                       Name:  JESUS LOPEZ BREA
                                       Title: SECRETARY OF THE BOARD


                                   TUDOR A.B.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EURO EXIDE CORPORATION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TUDOR A.B.


                                   By: /s/ Bo Lindvan       Christina Edwardsson
                                       -----------------------------------------
                                       Name:  Bo Lindvan,   Christina Edwardsson
                                       Title: Board Members/Directors


                                   EXIDE TECHNOLOGIES NEDERLAND B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES NEDERLAND B.V.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title:


                                   CMP BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE STANDBY GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MERCOLEC TUDOR B.V.


                                   By: /s/ Marco Scheepers
                                       -----------------------------------------
                                       Name:  Marco Scheepers
                                       Title: Director

                                   EXIDE TECHNOLOGIES NEDERLAND B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIES LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   DEUTSCHE EXIDE STANDBY GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MERCOLEC TUDOR B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES NEDERLAND B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE STANDBY GMBH


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Managing Director


                                   DEUTSCHE EXIDE GMBH


                                   By: /s/ Leuschner
                                       -----------------------------------------
                                       Name:  Leuschner
                                       Title: Managing Director


                                   MERCOLEC TUDOR B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                   Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   CHLORIDE MOTIVE POWER IBERICA S.L.


                                   By: /s/ Jesus Lopez-Brea
                                       -----------------------------------------
                                       Name:  JESUS LOPEZ-BREA
                                       Title: SECRETARY OF THE BOARD


                                   CMP BATTERIJEN N.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HAGEN BATTERIE AG


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By: /s/ Jesus Lopez-Brea
                                       -----------------------------------------
                                       Name:  JESUS LOPEZ-BREA
                                       Title: SECRETARY OF THE BOARD


                                   EXIDE (DAGENHAM) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                   Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   CHLORIDE MOTIVE POWER IBERICA S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIJEN N.V.


                                   By: /s/ Marco Scheepers
                                       -----------------------------------------
                                       Name:  Marco Scheepers
                                       Title: Director


                                   By:
                                       -----------------------------------------
                                       Name:  Walter De Witte
                                       Title: Director


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HAGEN BATTERIE AG


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                   Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   CHLORIDE MOTIVE POWER IBERICA S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIJEN N.V.


                                   By:
                                       -----------------------------------------
                                       Name:  Marco Scheepers
                                       Title: Director


                                   By: /s/ Walter De Witte
                                       -----------------------------------------
                                       Name:  Walter De Witte
                                       Title: Director


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HAGEN BATTERIE AG


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                   Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   CHLORIDE MOTIVE POWER IBERICA S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIJEN N.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By: /s/ Stefan Noll
                                       -----------------------------------------
                                       Name:  Stefan Noll
                                       Title: Managing Director


                                   HAGEN BATTERIE AG


                                   By: /s/ Stefan Noll
                                       -----------------------------------------
                                       Name:  Stefan Noll
                                       Title: Managing Director


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE (DAGENHAM) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                   Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   CHLORIDE MOTIVE POWER IBERICA S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIJEN N.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HAGEN BATTERIE AG


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXTDE (DAGENHAM) LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR

                                   FULMEN UK LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CENTRA S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIEMANN & WOLF BATTERIETECHNIK GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE (DAGENHAM) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By: /s/ Marco Scheepers
                                       -----------------------------------------
                                       Name:  Marco Scheepers
                                       Title: Director


                                   By:
                                       ---------------------------------------
                                       Name:  Walter De Witte
                                       Title: Director


                                   SOCIEDAGE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE (DAGENHAM) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:  Marco Scheepers
                                       Title: Director


                                   By: /s/ Walter De Witte
                                       -----------------------------------------
                                       Name:  Walter De Witte
                                       Title: Director


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:  Abilio Simoes de Oliveira Pinheiro
                                       Title: Director


                                   By:
                                       -----------------------------------------
                                       Name:  Fernando Manuel Pato Marouco
                                       Title: Director


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CENTRA S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Illegible


                                   EXIDE BATTERIER AB


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Illegible


                                   CENTRA S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CENTRA S.A.


                                   By: /s/ Malgorzata Majewska - Sliwa
                                       -----------------------------------------
                                       Name:  Malgorzata Majewska - Sliwa
                                       Title: President of the Board

                                   Illegible

                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXTDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CENTRA S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIEMANN & WOLF BATTERIETECHNIK GMBH


                                   By: /s/ Johannes CorneliBen
                                       -----------------------------------------
                                       Name:  Johannes CorneliBen
                                       Title: Managing Director

                                   FRIEMANN & WOLF BATTERIETECHNIK GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE SONNAK A/S


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Illegible


                                   EXIDE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   B.I.G. BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE LENDING LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE ITALIA S.R.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE SONNAK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIES LIMITED


                                   By: /s/ R.A. Clarke
                                       -----------------------------------------
                                       Name:  R.A. CLARKE
                                       Title: DIRECTOR


                                   B.I.G. BATTERIES LIMITED


                                   By: /s/ R.A. Clarke
                                       -----------------------------------------
                                       Name:  R.A. CLARKE
                                       Title: DIRECTOR


                                   EXIDE LENDING LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE ITALIA S.R.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDINGS LIMITED


                                   By: /s/ R.A. Clarke
                                       -----------------------------------------
                                       Name:  R.A. CLARKE
                                       Title: DIRECTOR

                                   EXIDE SONNAK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   B.I.G. BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE LENDING LIMITED


                                   By: /s/ Kiran Patel
                                       -----------------------------------------
                                       Name:  Kiran Patel
                                       Title: Director


                                   EXIDE ITALIA S.R.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDINGS LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE SONNAK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   B.I.G. BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE LENDING LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE ITALIA S.R.L.


                                   By: /s/ Craig H. Muhlhauser
                                       -----------------------------------------
                                       Name:  CRAIG H. MUHLHAUSER
                                       Title: CHAIRMAN


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By: /s/ Craig H. Muhlhauser
                                       -----------------------------------------
                                       Name:  CRAIG H. MUHLHAUSER
                                       Title: CHAIRMAN


                                   EXIDE HOLDINGS LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES HOLDING BV


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title:


                                   EXIDE TRANSPORTATION HOLDING EUROPE, SL


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUSTRALIA PTY LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TECHNOLOGIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDING ASIA PTE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES HOLDING BV


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TRANSPORTATION HOLDING EUROPE, SL


                                   By: /s/ Jesus Lopez - Brea
                                       -----------------------------------------
                                       Name:  JESUS LOPEZ - BREA
                                       Title: SECRETARY OF THE BOARD.


                                   EXIDE AUSTRALIA PTY LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TECHNOLOGIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDING ASIA PTE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES HOLDING BV


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TRANSPORTATION HOLDING EUROPE, SL


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUSTRALIA PTY LIMITED


                                   By: /s/ Stuart Kupinsky
                                       -----------------------------------------
                                       Name:  Stuart Kupinsky
                                       Title: SVP, General Counsel & Secretary


                                   EXIDE TECHNOLOGIES LIMITED


                                   By: /s/ Stuart Kupinsky
                                       -----------------------------------------
                                       Name:  Stuart Kupinsky
                                       Title: SVP, General Counsel & Secretary


                                   EXIDE HOLDING ASIA PTE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES HOLDING BV


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TRANSPORTATION HOLDING EUROPE, SL


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUSTRALIA PTY LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TECHNOLOGIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDING ASIA PTE LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   GNB TECHNOLOGIES (CHINA) LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE SINGAPORE PTE LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE CANADA INC.


                                   By: /s/ Molly Israel
                                       -----------------------------------------
                                       Name:  Molly Israel
                                       Title: Assistant Secretary


                                   1036058 ONTARIO INC.


                                   By: /s/ Molly Israel
                                       -----------------------------------------
                                       Name:  Molly Israel
                                       Title: Assistant Secretary


                                   GNB TECHNOLOGIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MBD NATIONAL LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NATIONAL BATTERY DISTRIBUTION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   GNB TECHNOLOGIES (CHINA) LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE SINGAPORE PTE LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE CANADA INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   1036058 ONTARIO INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB TECHNOLOGIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MBD NATIONAL LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NATIONAL BATTERY DISTRIBUTION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   GNB TECHNOLOGIES (CHINA) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE SINGAPORE PTE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE CANADA INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   1036058 ONTARIO INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB TECHNOLOGIES LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   MBD NATIONAL LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NATIONAL BATTERY DISTRIBUTION LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR

                                   NORD GROUP LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   OHE LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   SPITFIRE BATTERIES LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   TS BATTERIES LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   GNB TECHNOLOGIES NV


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DETA UK LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR


                                   FRIWO BATTERIES LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR

                                   NORD GROUP LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   OHE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SPITFIRE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TS BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB TECHNOLOGIES NV


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Member of the Board of Directors


                                   DETA UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIWO BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   NORD GROUP LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   OHE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SPITFIRE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TS BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB TECHNOLOGIES NV


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Member of the Board of Directors


                                   DETA UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIWO BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   NORD GROUP LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   OHE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SPITFIRE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TS BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB TECHNOLOGIES NV


                                   By: /s/ Marco Scheepers
                                       -----------------------------------------
                                       Name:  Marco Scheepers
                                       Title: Directors


                                   By:
                                       -----------------------------------------
                                       Name:  Stefan Noll
                                       Title: Directors


                                   DETA UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIWO BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   GEMALA IRELAND (HOLDINGS) LIMITED


                                   By: /s/ R. A. Clarke
                                       -----------------------------------------
                                       Name:  R. A. CLARKE
                                       Title: DIRECTOR

                                   GNB BATTERY TECHNOLOGIES JAPAN, INC.

                                   As a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                       CITIBANK USA, INC., as Post-Petition
                                       Administrative Agent


                                   By: /s/ Keith R. Gerding
                                       -----------------------------------------
                                       Name:  KEITH R. GERDING
                                       Title: Vice President

                                       CITIBANK USA, INC., as Escrow Agent


                                   By: /s/ Keith R. Gerding
                                       -----------------------------------------
                                       Name:  KEITH R. GERDING
                                       Title: Vice President

                                       CREDIT SUISSE FIRST BOSTON, as
                                       Administrative Agent


                                   By: /s/ Didier Siffer
                                       -----------------------------------------
                                       Name:  Didier Siffer
                                       Title: Director


                                   By: /s/ Michael Criscito
                                       -----------------------------------------
                                       Name:  Michael Criscito
                                       Title: Director

                                   Lenders

                                   AG CAPITAL FUNDING PARTNERS, L.P.


                                   BY: ANGELO, GORDON & CO., L.P.,
                                       AS INVESTMENT ADVISOR
                                   [Print Name of Lender]


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Managing Partner

                                   Lenders

                                   Alliance Investments Ltd


                                   By: /s/ James E. Kennedy
                                       -----------------------------------------
                                       Name:  James E. Kennedy
                                       Title: Senior Vice President

                                   Lenders

                                   ALPHA BANK A.E.


                                   By  /s/ Emmanuel P. Zuridis
                                       -----------------------------------------
                                       Name:  EMMANUEL P. ZURIDIS
                                       Title: GENERAL MANAGER


                                   By  /s/ Martin J. Waghorn
                                       -----------------------------------------
                                       Name:  MARTIN J. WAGHORN
                                       Title: DEPUTY GENERAL MANAGER

                                   Lenders

                                   Archimedes Funding IV (CAYMAN), LLC


                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President


                                   Balanced High-Yield Fund I, Ltd.


                                   By: ING Capital Advisors LLC,
                                       as Asset Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President


                                   Endurance CLO I, Ltd.


                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President

                                   Lenders

                                   Archimedes Funding, LLC


                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President


                                   Archimedes Funding II, LLC


                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President


                                   Archimedes Funding III, LLC


                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President

                                   Lenders

                                   Banco Espinto Santo, S.A.


                                   By: /s/ Guy Harris
                                       -----------------------------------------
                                       Name:  GUY HARRIS
                                       Title: SENIOR MANAGER


                                       /s/ Malcolm Morris
                                       -----------------------------------------
                                       MALCOLM MORRIS
                                       ASSISTANT MANAGER

                                   Lenders

                                   BANCA POPOLARE DI BERGAMO-CV S.c.r.l.


                                   By: /s/ Riccardo Sora   /s/ Angelo Locatelli
                                       -----------------------------------------
                                   Name:  Riccardo Sora    Angelo Locatelli
                                   Title: Deputy General   Senior Vice President
                                          Manager

                                   Lenders

                                   Bank of Montreal
                                   [Print Name of Lender]


                                   By  /s/ Marylee Latta
                                       -----------------------------------------
                                       Name:  Marylee Latta
                                       Title: Director

                                   Lenders

                                   THE BANK OF NOVA SCOTIA


                                   By
                                       -----------------------------------------
                                       Name:  Daniel A. Costigan
                                       Title: Director

                                   Lenders

                                   BANK ONE, N.A.
                                   [Print Name of Lender]


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: U.P.

                                   Lenders

                                   BDCM OPPORTUNITY FUND, L.P.
                                   by Black Diamond Capital Management, L.L.C.
                                   Its General Partner
                                   [Print Name of Lender]


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Lenders

                                   BLACK DIAMOND CLO 1996-1 LTD.
                                   [Print Name of Lender]


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Lenders

                                   BLACK DIAMOND CLO 2000-1 LTD.
                                   [Print Name of Lender]


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Lenders

                                   BLACK DIAMOND INTERNATIONAL FUNDING, LTD.
                                   [Print Name of Lender]


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Lenders

                                   Centurion CDO I, Ltd.
                                   By: American Express Asset Management
                                   Group, Inc. as Collateral Manager
                                   [Print Name of Lender]


                                   By  /s/ Leanne Stavrakis
                                       -----------------------------------------
                                       Name:  Leanne Stavrakis
                                       Title: Director - Operations

                                   Lenders

                                   Credit Industriel et Commercial


                                   By  /s/ Anthony Rock       /s/ Sean Mounier
                                       -----------------------------------------
                                       Name:  Anthony Rock    Sean Mounier
                                       Title: Vice President  First Vice
                                                              President

                                   Lenders

                                   Credit Industriel et Commercial,
                                       London Branch


                                   By  /s/ Stuart Rose        /s/ Tim Huband
                                       -----------------------------------------
                                       Name:  Stuart Rose     Tim Huband
                                       Title: Manager         Manager

                                   Lenders

                                   Citadel Credit Trading Ltd.
                                   By: Citadel Limited Partnership,
                                       its Portfolio Manager
                                   By: GLB Partners , L.P., its General Partner
                                   By: Citadel Investment Group, L.L.C.,
                                       its General Partner


                                   By  /s/ Adam C Cooper
                                       -----------------------------------------
                                   Name:  Adam C Cooper
                                   Title: Senior Managing Director
                                          & General Counsel

                                   Lenders

                                   Citadel Equity Fund Ltd.
                                   By: Citadel Limited Partnership,
                                       its Portfolio Manager
                                   By: GLB Partners , L.P., its General Partner
                                   By: Citadel Investment Group, L.L.C.,
                                       its General Partner


                                   By  /s/ Adam C. Cooper
                                       -----------------------------------------
                                   Name:  Adam C. Cooper
                                   Title: Senior Managing Director
                                          & General Counsel

                                   CITIGROUP FINANCIAL PRODUCTS INC.


                                   By  /s/ Neyda Darias
                                       -----------------------------------------
                                       Name:  Neyda Darias
                                       Title: Assistant Vice President

                                   Lenders


                                   ---------------------------------------------
                                   Concordia Partners, L.P. acting and through Concordia Advisors, L.L.C.


                                   By  /s/ Robert J. Capozzi
                                       -----------------------------------------
                                       Name:  Robert J. Capozzi
                                       Title: Portfolio Manager and Co-head of
                                              Distressed Debt Training

                                   Lenders

                                   Illegible


                                   By  Illegible
                                       -----------------------------------------
                                   [Print Name of Lender]


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Lenders

                                   CREDIT AGRICOLE INDOSUEZ
                                   [Print Name of Lender]


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Lenders

                                   CSAM Funding I
                                   [Print Name of Lender]


                                   By  /s/ David H. Lerner
                                       -----------------------------------------
                                       Name:  DAVID H. LERNER
                                       Title: AUTHORIZED SIGNATORY

                                   Lenders

                                   CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                                   [Print Name of Lender]


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Illegible

                                   Lenders

                                   CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                                   [Print Name of Lender]


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Lenders

                                   DEUTSCHE BANK AG, NEW YORK BRANCH
                                   By: DB Services, New Jersey, Inc.


                                   By  /s/ Edward Schaffer
                                       -----------------------------------------
                                       Name:  Edward Schaffer
                                       Title: Vice president


                                   By  /s/ John Pineiro
                                       -----------------------------------------
                                       Name:  John Pineiro
                                       Title: Director

                                   Lenders

                                   EATON VANCE SENIOR INCOME TRUST

                                   BY: EATON VANCE MANAGEMENT
                                       AS INVESTMENT ADVISOR
                                   [Print Name of Lender]


                                   By  /s/ Scott H. Page
                                       -----------------------------------------
                                       Name:  SCOTT H. PAGE
                                       Title: VICE PRESIDENT

                                   Lenders

                                   EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                                   BY: EATON VANCE MANAGEMENT
                                       AS INVESTMENT ADVISOR
                                   [Print Name of Lender]


                                   By  /s/ Scott H. Page
                                       -----------------------------------------
                                       Name:  SCOTT H. PAGE
                                       Title: VICE PRESIDENT

                                   Lenders

                                   SENIOR DEBT PORTFOLIO

                                   BY: Boston Management and Research
                                       as Investment Advisor
                                   [Print Name of Lender]


                                   By  /s/ Scott H. Page
                                       -----------------------------------------
                                       Name:  SCOTT H. PAGE
                                       Title: VICE PRESIDENT

                                   Lenders

                                   Femwood Associates LP


                                   By  /s/ Robert Gaviglio
                                       -----------------------------------------
                                       Name:  Robert Gaviglio
                                       Title: Vice President

                                   Lenders

                                   First Dominion Funding I
                                   [Print Name of Lender]


                                   By  /s/ David H. Lerner
                                       -----------------------------------------
                                       Name:  DAVID H. LERNER
                                       Title: AUTHORIZED SIGNATORY

                                   Lenders

                                   First Dominion Funding II
                                   [Print Name of Lender]


                                   By  /s/ David H. Lerner
                                       -----------------------------------------
                                       Name:  DAVID H. LERNER
                                       Title: AUTHORIZED SIGNATORY

                                   Lenders

                                   ---------------------------------------------
                                   GE Capital CFE, Inc.


                                   By  /s/ William Magee
                                       -----------------------------------------
                                       Name:  William Magee
                                       Title: Duly Authorized Signatory

                                   Lenders

                                   GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                   By  /s/ John Makrinos
                                       -----------------------------------------
                                       Name:  John Makrinos
                                       Title: Authorized Signatory

                                   Lenders

                                   GRAYSON & CO

                                   BY: BOSTON MANAGEMENT AND RESEARCH AS
                                       INVESTMENT ADVISOR

                                   ---------------------------------------------
                                   [Print Name Of Lender]

                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: VICE PRESIDENT

                                   Lenders

                                   KZH CYPRESSTREE-1 LLC


                                   By  /s/ Rowena Smith
                                       -----------------------------------------
                                       Name:  ROWENA SMITH
                                       Title: AUTHORIZED AGENT

                                   Lenders

                                   KZH ING-2 LLC


                                   By  /s/ Rowena Smith
                                       -----------------------------------------
                                       Name:  ROWENA SMITH
                                       Title: AUTHORIZED AGENT

                                   Lenders

                                   KZH STERLING LLC


                                   By  /s/ Rowena Smith
                                       -----------------------------------------
                                       Name:  ROWENA SMITH
                                       Title: AUTHORIZED AGENT

                                   Lenders

                                   KZH WATERSIDE LLC


                                   By  /s/ Rowena Smith
                                       -----------------------------------------
                                       Name:  ROWENA SMITH
                                       Title: AUTHORIZED AGENT

                                   Lenders

                                   LEHMAN BROTHERS BANKHAUS
                                   Illegible
                                   60313 Frankfurt Main
                                   Illegible
                                   [Print Name of Lender]


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Executive Director

                                   Lenders

                                   LEHMAN COMMERCIAL PAPER INC.
                                   [Print Name of Lender]


                                   By  /s/ Frank P. Turner
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   Lenders

                                   Lehman Syndicated Loans Inc.
                                   [Print Name of Lender]


                                   By  /s/ Frank P. Turner
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   Lenders

                                   Monument Capital Ltd., as Assignee


                                   By: Alliance Capital Management L.P.,
                                       as Investment Manager


                                   By: Alliance Capital Management Corporation,
                                       as General Partner


                                   By: /s/ James E. Kennedy
                                       -----------------------------------------
                                       Name:  James E. Kennedy
                                       Title: Senior Vice President

                                   Lenders

                                   Morgan Stanley Emerging Markets Inc
                                   [Print Name of Lender]


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:  ILLEGIBLE
                                       Title: VICE PRESIDENT

                                   Lenders

                                   R/2/ Top Hat Ltd.

                                   By Illegible

                                   By Illegible
                                   [Print Name of Lender]


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: President

                                   Lenders

                                   SCOTIABANK EUROPE PLC
                                   [Print Name of Lender]


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: DIRECTOR

                                   Lenders

                                   SILVER OAK CAPITAL, LLC
                                   [Print Name of Lender]


                                   By  /s/ Micheal Gordan
                                       -----------------------------------------
                                       Name:  MICHEAL GORDAN
                                       Title: MANAGING PARTNER

                                  Lenders


                                   Smoky River CDO, L.P.
                                   By RBC Leveraged Capital as Portfolio Advisor


                                   By: /s/ Melissa Marano
                                       -----------------------------------------
                                   Name:  Melissa Marano
                                   Title: Partner

                                   Lenders

                                   TRSI LLC


                                   By: /s/ Rosemary F. Dunne
                                       -----------------------------------------
                                       Rosemary F. Dunne
                                       Vice President

                                   Lenders

                                   UBS AG, Stamford Branch
                                   By: UBS Warburg LLC, as Agent


                                   By  /s/ Jennifer L. Poccia
                                       -----------------------------------------
                                       Name:  Jennifer L. Poccia
                                       Title: Associate Director
                                              Banking Products Services, US


                                   By  /s/ Anthony N. Joseph
                                       -----------------------------------------
                                       Name:  Anthony N. Joseph
                                       Title: Associate Director
                                              Banking Products Services, US

                                   Lenders

                                   WACHOVIA BANK, NATIONAL ASSOCIATION
                                   [Print Name of Lender]


                                   By  /s/ Jill E. Snyder
                                       -----------------------------------------
                                       Name:  JILL E. SNYDER
                                       Title: DIRECTOR